   As filed with the Securities and Exchange Commission on December 12, 2001
                                                  Registration No. 333-_________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                           -------------------------

                                    Form S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                           -------------------------

                             TORCHMARK CORPORATION
                           TORCHMARK CAPITAL TRUST I
                           TORCHMARK CAPITAL TRUST II
             (Exact name of registrant as specified in its charter)

                                                  63-0780404
             Delaware                             74-6507320
                                                  74-6508172
(State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)             Identification Nos.)

                           -------------------------

                            2001 Third Avenue South
                           Birmingham, Alabama 35233
                                 (205) 325-4200
  (Address, including zip code, and telephone number of registrant's principal executive office)
                           -------------------------

                            LARRY M. HUTCHISON, ESQ.
                       Vice President and General Counsel
                            2001 Third Avenue South
                              Birmingham, AL 35233
                                 (205) 325-4200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                            GREGORY S. CURRAN, ESQ.
                          Maynard, Cooper & Gale, P.C.
                            1901 Sixth Avenue North
                                   Suite 2400
                           Birmingham, Alabama 35203
                                 (205) 254-1000
                           -------------------------

     Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-83411

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE
================================================================================

                                                  Proposed                Amount of
           Title of Each Class of                 Maximum                Registration
        Securities to be Registered          Aggregate Offering Price        Fee
--------------------------------------------------------------------------------------
Senior debt securities ("Debt Securities")
 of Torchmark Corporation....................       $30,000,000             $7,170
--------------------------------------------------------------------------------------

--------------------------------------------

This registration statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

                EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

  This Registration Statement is filed pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and Rule 462(b) promulgated thereunder. Pursuant to Rule 462(b), all of Part I and Part II of the Registrants' Registration Statement on Form S-3, as amended, declared effective on November 30, 1999 (Registration No. 333-83411), including the exhibits thereto and each of the documents incorporated by reference therein, are hereby incorporated by reference into this Registration Statement.

  The required exhibits are listed on the Exhibit Index attached hereto and filed herewith.

--------------------------------------------------------------------------------

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act, the registrant, Torchmark Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on December 11, 2001.

                         Torchmark Corporation


                         By:                  *
                            ------------------------------------
                            C.B. Hudson
                            Chairman and Chief Executive Officer


  Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    Signature                          Title                     Date
    ---------                          -----                     ----



              *               Chairman, Chief Executive   December 11, 2001
  --------------------------  Officer, and Director
  C.B. Hudson



  /s/ Gary L. Coleman         Executive Vice President    December 11, 2001
  --------------------------  and Chief Financial
  Gary L. Coleman             Officer (Principal
                              Accounting Officer)



               *              Director                   December 11, 2001
  --------------------------
  David L. Boren



               *              Director                   December 11, 2001
  --------------------------
  Joseph M. Farley



               *              Director                   December 11, 2001
  --------------------------
  Louis T. Hagopian

               *              Director                   December 11, 2001
  --------------------------
  Joseph L. Lanier, Jr.



               *              Director                   December 11, 2001
  --------------------------
  Mark S. McAndrew



               *              Director                   December 11, 2001
  --------------------------
  Harold T. McCormick



               *              Director                   December 11, 2001
  --------------------------
  Joseph W. Morris



               *              Director                   December 11, 2001
  --------------------------
  George J. Records



               *              Director                   December 11, 2001
  --------------------------
  R. K. Richey



               *              Director                   December 11, 2001
  --------------------------
  Lamar C. Smith


  *By /s/ Larry M. Hutchison
      ----------------------
      Larry M. Hutchison
      Attorney-in-fact

  Pursuant to the requirements of the Securities Act, the registrant, Torchmark Capital Trust I, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on December 11, 2001.

              Torchmark Capital Trust I


              By:  /s/ Larry M. Hutchison
                   ----------------------
                   Larry M. Hutchison
                   Regular Trustee


              By:  /s/ Gary L. Coleman
                   ----------------------
                   Gary L. Coleman
                   Regular Trustee


  Pursuant to the requirements of the Securities Act, the registrant, Torchmark Capital Trust II, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on December 11, 2001.

              Torchmark Capital Trust II


              By: /s/ Larry M. Hutchison
                  -------------------------
                  Larry M. Hutchison
                  Regular Trustee


              By: /s/ Gary L. Coleman
                  -------------------------
                  Gary L. Coleman
                  Regular Trustee

                                 EXHIBIT INDEX

     Number    Description
     ------    -----------

      5.1 Opinion of Maynard, Cooper & Gale, P.C. as to the legality of the securities being registered hereunder

     23.1      Consent of Deloitte & Touche LLP, independent auditors

     23.2      Consent of KPMG LLP, independent auditors

     23.3      Consent of Maynard, Cooper & Gale, P.C. (Included in Exhibit 5.1)

     24.1 Powers of Attorney for certain officers and directors of Torchmark Corporation